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                                    EXHIBIT 10.2.3

                                                      [POST-IPO]

                                  LITHIA MOTORS INC.

                              1996 STOCK INCENTIVE PLAN

                           INCENTIVE STOCK OPTION AGREEMENT

    This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Lithia Motors, Inc., an Oregon corporation (the "Company"), and the person named below as Grantee.

    WHEREAS, Grantee is an employee of the Company and/or one or more of its subsidiaries; and

    WHEREAS, pursuant to the Company's 1996 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Grantee of an option to purchase shares of the Class A Common Stock of the Company, no par value (the "Common Stock"), on the terms and conditions set forth herein;

    NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

    1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Grantee, and Grantee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., Oregon time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

    Grantee:
                                                      -------------------------

    Date of Grant:                                      , 1996
                                  --------------- ------

    Number of shares purchasable:
                                       ---------------------------

    Exercise Price per share:
                                  ----------------------------

    Expiration Date:                                         , 2004
                                       --------------- ------

    Annual Vesting Rate:                                     %
                                  ---------------------------

The Option is intended to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code (the "Code") and consequently, notwithstanding anything herein to the contrary:

         (a)  the Expiration Date shall not be more than 10 years

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from the Date of Grant and the Exercise Price per share shall not be less than the Fair Market Value (as defined in the Plan) per share on the Date of Grant; PROVIDED, HOWEVER, that if, on the Date of Grant, Grantee owns (after application of the family and other attribution rules of Section 424(d) of the
Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, then the Expiration Date shall not be more than five years from the Date of Grant and the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and

         (b) the aggregate Fair Market Value (determined as of the date such options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by Grantee during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

    2.   ACCELERATION AND TERMINATION OF OPTION.

         (a)  TERMINATION OF EMPLOYMENT.

                (i)     TERMINATION WITHIN ONE YEAR AFTER CHANGE OF CONTROL.
In the event that Grantee shall cease to be an employee of the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Grantee's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall fully vest on such date and (B) the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Change of Control" shall mean the first to occur of the following events:

                   (A) any date upon which the directors of the Company who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of the Company;

                   (B) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 25% or more of the voting power of the Company (a "25% Stockholder"), provided, however, that the terms "person" and "entity," as used in this clause (B), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who was a 25% Stockholder on the date of adoption of the Plan by the Board; or

                   (C) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or a different kind of securities.

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            (ii)   RETIREMENT.  If Grantee's Employment is Terminated by reason of Grantee's retirement in accordance with the Company's then-current retirement policy ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate three months after the date Grantee's Employment is Terminated.

           (iii) WITHOUT CAUSE. If Grantee's Employment is Terminated by the Company without "Cause" (as defined below), then (A) if Sidney B. DeBoer is the Chairman, President or Chief Executive Officer of the Company at the time of such Termination, the Option shall terminate upon the date of such Termination of Employment, or (B) if Sidney B. DeBoer is not the Chairman, President or Chief Executive Officer of the Company at the time of such Termination, the Option shall become exercisable to purchase, and shall vest with respect to, all of the Option Shares on the date of such Termination of Employment and shall terminate three months after the date of Termination. For purposes of this
Section 2(a)(iii), "Cause" shall mean Grantee's fraudulent or criminal behavior, willful misconduct, insubordination or violation of any duty of loyalty if the Chairman, President, Chief Executive Officer, Board of Directors or Committee determines, in its sole judgment, that such behavior, misconduct, insubordination or violation has, or can be expected to have, an adverse effect on the Company or any of its subsidiaries or any of their respective businesses.

            (iv)   DEATH OR PERMANENT DISABILITY.  If Grantee's
Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Grantee, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Grantee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Grantee does or does not have a Permanent Disability shall be final and binding upon the Company and Grantee.

             (v) OTHER TERMINATION. If Grantee's Employment is Terminated for Cause, then the Option shall terminate upon the date of such Termination of Employment. If Grantee's Employment is Terminated for any reason other than (A) Retirement, (B) death, (C) Permanent Disability or (D) for Cause by the Company, and a Change of Control shall not have occurred within one year prior thereto, then (X) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (Y) the remaining vested portion of the Option shall terminate thirty (30) days after the date of such Termination of Employment.

         (b)    OTHER EVENTS CAUSING ACCELERATION OF OPTION.

             (i) Notwithstanding the other terms of the Option, the Option shall become fully exercisable with respect to all Shares covered hereby upon the first to occur of the following:

                   (A) the date of dissemination to the stockholders of the Company of a proxy statement seeking stockholder approval of a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Plan are

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exchanged for or converted into cash, property and/or securities not issued by the Company, unless such reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board;

                   (B) the first date upon which the directors of the Company who were last nominated by the Board for election as directors shall cease to constitute a majority of the authorized number of directors of the Company; or

                   (C) the date of dissemination to the stockholders of the Company of a proxy statement disclosing a change of control (as defined by the Company) of the Company.

            (ii) The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

         (c) OTHER EVENTS CAUSING TERMINATION OF OPTION. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

             (i)   the dissolution or liquidation of the Company; or

            (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise;

provided that in connection with such transaction the Company shall pay to Grantee in cash an amount equal to the excess of the Fair Market Value (on the date of the applicable corporate transaction) of the Option Shares subject to the then-unexercised vested portion of the Option over the exercise price of such portion of the Option, unless, in the event of a sale of substantially all of the property and assets of the Company, the acquiring corporation has granted substitute options to purchase its shares on such terms and conditions as shall substantially preserve the rights and economic benefits of the Option.

    3. ADJUSTMENTS. Subject to Section 7 of the Plan, in the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or if cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to
Section 2(c) hereof or unless the terms of the transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in the, number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; PROVIDED, HOWEVER, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

    4.   EXERCISE.

         (a) The Option shall be exercisable during Grantee's lifetime only by Grantee or by his or her guardian or legal representative, and after Grantee's death only by the person or entity entitled to do so under Grantee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify

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the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; PROVIDED, HOWEVER, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         (b) If required by the Company, at the time of exercise, Grantee shall give to the Company satisfactory assurance in writing, signed by Grantee or his or her legal representative, as the case may be, that such shares are being purchased for investment only and not with a view to the distribution thereof; provided, however, that such assurance shall be deemed inapplicable to
(i) any sale of such shares by Grantee subject to a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended (the "Securities Act"), and is current and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

    5. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., Medicare, state disability insurance tax or other employment tax, then Grantee shall, upon request of the Company but no later than the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company. Notwithstanding anything to the contrary in
Section 4, Grantee's rights to exercise any Option, and any transfer of Common Stock to Grantee pursuant to the exercise of any Option, are conditioned upon the payment in full by Grantee of the amounts determined by the Company to be due hereunder.

    6. NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company in care of its Secretary at the principal executive offices of the Company, or to Grantee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as Grantee may designate by written notice in the manner aforesaid.

    7. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Notwithstanding the provisions of
Section 8, in no event shall Grantee be permitted to transfer (as defined in Section 8) the Option or any shares of stock purchased upon exercise of the Option to any person or entity if, at the time of such proposed transfer, the Company is an electing and qualifying S Corporation,

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and, in the opinion of counsel to the Company, such proposed transfer might reasonably be expected to cause the termination or revocation of the Company's status as an S Corporation, and all of the shareholders of the Company have not approved such transfer.

    8. NONTRANSFERABILITY. Neither the Option nor any interest therein may be transferred in any manner by the Grantee to any person or entity other than by will or the laws of descent and distribution. For purposes of this Paragraph 8, the term "transfer" shall mean and include any form of sale, exchange, gift, disposition, alienation, assignment, pledge, hypothecation, encumbrance, levy of attachment, levy of execution, conveyance in connection with bankruptcy proceedings, conveyance upon divorce, and/or any other conveyance of any kind, including both voluntary and involuntary conveyances, and also including conveyances by operation of law. In the event of any attempt by Grantee to transfer the Option or any right hereunder except as provided for herein, the Option shall thereupon become null and void and of no effect.

Notwithstanding the foregoing, under such rules and regulations as the Board or the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to the Option in the event of the death of Grantee.

    9. PLAN. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; PROVIDED, HOWEVER, that no such amendment shall deprive Grantee, without his or her consent, of the Option or of any of Grantee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Grantee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Grantee or any other person or entity then entitled to exercise the Option.

    10. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

    11. EMPLOYMENT OR CONTRACT RIGHTS. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Grantee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Grantee, with or without cause, or (c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. Nothing herein shall limit Grantee's right to terminate his or her employment. GRANTEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF GRANTEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS GRANTEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

    12. PARTICIPATION IN OTHER PLANS. Nothing herein contained shall affect Grantee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance, or other stock option or employment welfare plan or program of the Company.

    13. BINDING EFFECT OF AGREEMENT. Except as set forth in Section 8 hereof, this Agreement shall be binding upon and inure to the benefit of any successors or assigns of the Company or Grantee.

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    14.  MISCELLANEOUS.

         (a) WAIVER. No waiver of any right or obligation of either party under this Agreement shall be effective unless in a writing, specifying such waiver, executed by the party against which such waiver is being enforced. A waiver by either party hereto of any of its rights under this Agreement on any occasion shall not be a bar to the exercise of the same right on any subsequent occasion or of any other right at any time.

         (b) AMENDMENT OR MODIFICATION. This Agreement may be amended, altered, or modified only by a writing, specifying such amendment, alteration or modification, executed by the party against which it is being enforced.

         (c) GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without reference to choice or conflict of law principles.

         (d) COMPLETE AGREEMENT. This Agreement, along with the Plan, constitutes the complete understanding of the parties hereto regarding the subject matter thereof and supersedes all prior or contemporaneous agreements of the parties, whether written or oral, with respect to such subject matter.

         (e) ATTORNEYS' FEES. In the event a suit, arbitration or other proceeding is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed in amount by the court or the arbitrator(s) (including without limitation, costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit, arbitration or other proceeding, regardless of whether such suit, arbitration or other proceeding proceeds to a final judgment or award.

    IN WITNESS WHEREOF, the Company and Grantee have duly executed this Agreement as of the Date of Grant.

                             LITHIA MOTORS, INC.

                             By:
                                 --------------------------------

                             Name:
                                   ------------------------------

                             Title:
                                    -----------------------------

                             GRANTEE:



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                             Signature

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                             Street Address

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                             City, State and Zip Code

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                             Social Security Number